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                                                                    EXHIBIT 23.1



              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement on Post Effective Amendment No. 1 on Form S-3 to Form SB-2 (No. 333-39425), of our report dated February 19, 1999 with respect to the financial statements of C2i Solutions, Inc. included in the Annual Report (Form 10-KSB) for the year ended December 31, 1998.



                                         /S/ ERNST & YOUNG LLP
                                         ---------------------
                                         ERNST & YOUNG LLP

San Diego, California
March 25, 1999